                                THE BAUPOST FUND

                                  ANNUAL REPORT

                                October 31, 1998

This report and the financial statements contained herein are submitted for the general information of the shareholders of The Baupost Fund. The report is not authorized for distribution to prospective investors in The Baupost Fund unless preceded or accompanied by the current prospectus.

                                THE BAUPOST FUND

                                  ANNUAL REPORT

                                OCTOBER 31, 1998

CONTENTS:

Management's Discussion of Performance ..................................        1

Report of Independent Auditors ..........................................        7

Audited Financial Statements:

Statement of Assets and Liabilities as of October 31, 1998 ..............        8

Statement of Operations for the period ended October 31, 1998 ...........        9

Statement of Changes in Net Assets for the periods ended October 31, 1998
    and October 31, 1997 ................................................       10

Schedule of Investments as of October 31, 1998 ..........................       11

Schedule of Forward Foreign Currency Contracts as of October 31, 1998 ...       19

Schedule of Securities Sold Short as of October 31, 1998 ................       21

Notes to Financial Statements ...........................................       22

Financial Highlights ....................................................       27

                                THE BAUPOST FUND
                          44 BRATTLE STREET, 5TH FLOOR
                                P.O. BOX 381288
                         CAMBRIDGE, MASSACHUSETTS 02238
                              TEL. (617) 497-6680
                               FAX (617) 868-3529


                                                      December 21, 1998

Dear Fund Shareholder,

         We will not soon forget the volatility and financial market mania that characterized the year ended October 31, our first loss year. In this letter, I will attempt to identify the reasons for our 1998 result, describe what we have done to reduce the possibility that the same thing could happen again, and attempt to assess our prospects for 1999 and beyond.

         First the facts. For the year, the Fund posted a market value decline of 16.3%. To add insult to injury, the large cap U.S. stock market indices posted substantial gains over the same period. In a year characterized by extreme divergence in a number of markets and asset classes, market indices of small cap stocks posted material declines.

Review of 1998

         To better understand our loss year, we are providing you a closer look at our investment results. Table 1 below breaks down our investment performance for the year by asset class. It is apparent from this breakdown that we posted losses in U.S. equities, and that we lost further in trying to hedge the portfolio from market risk. The area of greatest loss, however, was emerging markets and, most significantly within that area, our exposure to Russian equities, which could not escape that market's severe collapse during 1998.

                                     Table 1
                 Baupost Fund Investment Results by Asset Class
                       For the Year Ended October 31, 1998
                   (expressed as contribution to total return)

                Cash and Cash Equivalents                           1.0%
                U.S. Equities                                      (2.8%)
                Western European Equities                           0.0%
                Emerging Market Investments                       (10.5%)
                Liquidations                                        0.0%
                Market Hedges                                      (2.8%)
                Other                                              (1.2%)
                                                                   ------
                         Total Return                             (16.3%)

         Although there are many ways to think about our investment performance in 1998, we believe there were three main contributors to the negative result. While these exposures might not have been problematic in a more normal market environment, it is our objective to protect on the downside. In a highly unusual year where the cheapest market sectors and asset classes became considerably cheaper while the most expensive areas went to the stratosphere, we did a poor job protecting capital.

         First, it is clear that we took on too much emerging market exposure in 1998. While we were able to identify many outstanding bargains in this area, emerging markets involve both political risk and macroeconomic risk, and have a potentially high degree of correlation with one another. These risks make emerging market investments difficult to hedge. We were simply overexposed to emerging markets this year.

         Second, we had too much of our money in equities and too little cash during the year. Given our recurrent fear of a severe market correction and spreading economic weakness, this required us to maintain expensive and imperfect hedges. A substantial portion of our equity exposure was in small cap stocks (this is where the bargains were), and our results suffered when that part of the market became considerably more illiquid than usual.

         Third, while we do not believe we were wrong to attempt to hedge our market exposure (we have been doing this in various ways for years), the mismatch between our long positions (mostly small cap) and our hedges (mostly large cap) caused us to lose money on both. It makes logical sense to hedge inexpensive small cap stocks against very expensive large cap stocks. However, we might have been better served finding more closely correlated hedges which acknowledged both the continuing trend toward indexation and the possibility that investor preference for a small number of very large cap growth stocks could continue for a protracted period.

         Going forward, we will seek to focus on low risk investments while emphasizing capital preservation. Although emerging markets are bargain priced by historical standards, we will maintain a much more limited exposure to them in the future, including, as much as possible, an emphasis on situations with catalysts for the realization of underlying value. Until the developed stock markets retreat from record levels of valuation, we expect to have less portfolio exposure to equities going forward and more exposure to event driven situations such as liquidations and reorganizations that are not so dependent on the vicissitudes of the stock market for their investment return. Also, we will demand more compelling undervaluation than before to incur market risk. In the absence of appropriate opportunities, we will hold increased levels of cash. Finally, while we still expect to hedge against extreme conditions, the aforementioned combination of greater undervaluation, catalysts, potentially higher cash balances, and hopefully better aligned hedges should result in much improved performance.

         To increase your understanding of our current positioning, Table 2 on the next page provides a chart showing our October 31 asset allocation. As of mid-December cash balances have increased further to approximately 35%. The portion of assets invested in U.S. equities has also increased in recent months while foreign holdings have been reduced.

                                     Table 2
                Baupost Fund Asset Allocation at October 31, 1998

                 Cash and Cash Equivalents                           30.3%
                 U.S. Equities                                       18.1%
                 Western European Equities                           32.5%
                 Emerging Market Investments                          9.8%
                 Liquidations                                         6.7%
                 Market Hedges                                        1.5%
                 Other                                                1.1%
                                                                    ------
                          Total Net Assets                          100.0%

The Current Frothy Environment

         It is evident that we are in the midst of a stock market mania, with the usual accoutrements: hot IPO's, a market sector attracting enormous speculative activity (internet stocks), rising margin debt, and the late 1990's innovation: at home trading via the internet. Most significantly, the prevailing bullish arguments focus on momentum, money flows, and inevitability; valuation underpinnings are not mentioned as part of the bull case.

         Just as in the early 1970's, but perhaps even more pronounced, there has been a stampede to own a "nifty-fifty", several dozen widely admired companies seeming to promise an investment utopia of safety, stability, steady growth, and liquidity. Once again, no price is regarded as too high to pay for these characteristics. An illusion is created that owning these stocks is prudent, that not owning them is imprudent, and, lately, that owning anything else is downright irresponsible. Investors are strangely willing to ignore the moral hazard of their own behavior, rewarding managements which successfully manipulate quarterly earnings into a steady and predictable uptrend. Valuations of these large cap stocks are at record levels, even ignoring the beneficial effect of big bath accounting writeoffs and the unrecorded compensation expense implied by dilutive management stock option programs.

         As of mid-December 1998, nearly all of the S&P's return for the year can be attributed to its largest 20 constituents. The market-cap-weighted Nasdaq 100 Index (dominated by Microsoft, Intel, Cisco Systems, Dell Computer and MCI WorldCom) has gained 80% since January 1 even as the Russell 2000 Index (the 2000 stocks below the 1000 largest cap stocks) is down almost 8% year-to-date! We recently read one analyst's calculation that the current p/e multiples of the top 20 U.S. growth stocks required those companies to achieve 60% of ALL future U.S. corporate profit growth, a virtual impossibility. Over the past 30 years, this group provided only 15% of total profit growth. The author points out, however, that valuations can become even more absurd before they drop to reasonable levels.

         Part of the reason for the return to a nifty-fifty era has been the increasing use of indexing by large institutional investors. Pointing to the difficulty of any one manager outperforming the market and the impossibility of the entire investment community doing so, many large institutions and pension funds have focused on cutting the costs of investment management to enhance net returns. This has fueled more and more money going into the largest stocks, which have continued to surge while other parts of the market have slumped. While we sympathize with the difficulty the largest institutional investors face in achieving superior results, we believe the concentration of funds in a handful of stocks is in the process of creating a staggering opportunity amidst the neglected (or even totally ignored) thousands of smaller stocks.

         Shorter-term investors will be skeptical that anything could cause this phenomenon to change, allowing the abandoned small stocks to outperform. Investing in a stock is really the purchase of a fractional ownership in a business, and the value of that business is determined by its fundamentals, not by the stock market (which, in the words of Ben Graham, is a voting machine, not a weighing machine.) Ultimately, undervalued stocks appreciate toward their underlying value; the market eventually recognizes the business fundamentals, or a catalyst, such as a takeover, forces the valuation gap to close.

         Finally, we do not believe the current market mania will end without the ending of its twin, the mutual fund mania. U.S. equity mutual fund assets have surged tenfold since 1990, helping to fuel the market boom. Overconfident individual investors, projecting the stock market's recent performance indefinitely into the future, have developed a blind faith in the merits of equity investing, the fundamentals notwithstanding. They have also developed supreme confidence in their own willingness to remain invested in the face of unfavorable developments, a confidence reinforced by their successful buying of the market's dips for the past 16 years. When the tide goes out, as it has in Japan for the past eight years, money will flow out of the market and out of mutual funds (as it has in Japan); buying the dips will significantly exacerbate the pain.

Potential Areas of Future Opportunity

         As you know, Baupost has benefited historically from migrating to new asset classes in order to find the areas of greatest opportunity. At the moment, we are faced with difficult conditions for bargain hunting, yet we are also excited by the promise of what we own and the opportunities we expect to develop in the months and years ahead. It is obvious that the U.S. and Western European equity markets are extremely expensive in general. Yet below the top few hundred equities around the world, there are tens of thousands of mid cap and small cap stocks which have underperformed the large stocks for years, which lost considerable ground in 1998, and which are increasingly overlooked, ignored or even hated. While many of them represent good relative value but are not inexpensive enough for us to like them on an absolute basis, we are continuing to uncover a number of situations that are absolutely cheap. Further, we expect that when the current large cap mania comes to an end and reverses, there will be a staggering opportunity in the small to mid cap area. This market sector is already under-analyzed by both the buy side and the sell side of Wall Street. There is little money coming into the sector as mutual fund inflows are mostly directed toward large cap exposure (the self-fulfilling prophecy still at work.) We intend to be well prepared for the period when big cap stocks return to earth and small cap stocks are offered at almost any price to anyone able to supply fresh capital to the sector.

         We believe that another area of future opportunity will be bankrupt and distressed credits. This area provided us with enormous opportunity a decade ago, and has been remarkably unattractive in recent years, a combination of too much capital chasing too few bankruptcies (and most of those that do exist are of poor quality businesses). Given the record junk bond issuance and leveraged buyout activity in recent years (there are over $500 billion of junk bonds outstanding), there is almost certain to be a renewal of opportunity in this area in the years ahead.

Conclusion

         We remain grateful for your support, and are working hard to continue to merit your confidence. While I am obviously busy, I am never too busy to take the time to respond to any questions, comments or concerns you may have. Communicating with you is one of the most important aspects of my job, so please feel free to e-mail me at sklarman@baupost.com or call me at the office.


                                                     Very truly yours,



                                                     /s/  Seth A. Klarman
                                                     --------------------------
                                                     Seth A. Klarman
                                                     President

-----------------------------------------------------------------------------------
Average Annual Total Returns (1)            1              5        Life of Fund
For Periods Ended 10/31/98                 Year           Year     (since 12/14/90)
                                           ----           ----     ----------------
The Baupost Fund                         -16.30%          9.32%        12.70%
-----------------------------------------------------------------------------------

Total return is an historical measure of past performance and is not intended to indicate future performance. Because investment return and principal value will fluctuate, the Fund's shares may be worth more or less than their original cost when redeemed. During some of the periods reported above, an expense cap was in place which had the effect of lowering the Fund's management fee and therefore enhanced the total return of the Fund.

                   GROWTH OF AN ASSUMED $50,000 INVESTMENT(1)
               IN THE BAUPOST FUND FROM 12/14/90 THROUGH 10/31/98

                                [LINE GRAPH]

                The Baupost Fund        S&P 500              BF                  BF                S&P                   S&P
--------------------------------------------------------------------------------------------------------------------------------
12/14/90       $     50,000.00   $     50,000.00             50000       $     50,000.00             50000       $     50,000.00
10/31/91       $     59,787.28   $     61,807.01       0.195745506       $     59,787.28       0.236140109       $     61,807.01
10/31/92       $     65,471.39   $     67,963.62       0.309427875       $     65,471.39       0.359272474       $     67,963.62
10/31/93       $     82,134.71   $     78,116.01       0.642684932       $     82,134.25       0.562320306       $     78,116.02
10/31/94       $     91,217.43   $     81,134.73           0.82433       $     91,216.32       0.622694795       $     81,134.74
10/31/95       $     98,430.31   $    102,587.46           0.96858       $     98,428.79       1.051749198       $    102,587.46
10/31/96       $    120,583.20   $    127,306.16           1.41166       $    120,583.20       1.546123205       $    127,306.16
10/31/97       $    153,193.22   $    168,186.49           2.06386       $    153,193.22       2.363729703       $    168,186.49
10/31/98       $    128,220.00   $    205,175.00           1.56440       $    128,220.00            3.1035       $    205,175.00

(1) Assumes reinvestment of all dividends.

                         Report of Independent Auditors


To the Trustees and Shareholders of
  The Baupost Fund


We have audited the accompanying statement of assets and liabilities of The Baupost Fund, including the schedule of investments, schedule of securities sold short and schedule of forward foreign currency contracts, as of October 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Baupost Fund at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.



                                        ERNST & YOUNG LLP

Boston, Massachusetts
December 4, 1998

                                THE BAUPOST FUND

                       STATEMENT OF ASSETS AND LIABILITIES

                                OCTOBER 31, 1998

ASSETS:

   Investments in securities - at value                      $ 127,175,446
      (cost $136,600,952)

   Cash                                                         10,033,281
   Foreign cash (cost $25,287)                                      25,500
   Receivable for investments sold                               1,784,222
   Receivable for investments sold short                         1,548,731
   Interest and dividends receivable                               568,414
   Unrealized appreciation on forward foreign
      currency contracts                                           102,622
   Other assets                                                     49,272
                                                             -------------

              Total Assets                                     141,287,488

LIABILITIES:

   Payable for investments purchased                             2,381,116
   Payable for securities sold short                             2,027,212
      (proceeds $1,888,813)
   Payable for equity swap contracts                             1,735,556
   Payable to The Baupost Group, L.L.C                             424,372
   Unrealized depreciation on futures contracts                    292,907
   Other payables and accrued expenses                             278,665
   Payable for Fund shares redeemed                                 72,783
   Payable for interest on equity swap contracts                    71,974
                                                             -------------
              Total Liabilities                                  7,284,585
                                                             -------------

                                        NET ASSETS           $ 134,002,903
                                                             =============


COMPOSITION OF NET ASSETS:

   Paid in capital                                           $ 147,727,246
   Undistributed net investment income                           1,666,008
   Accumulated net realized loss on investments
      and foreign currency transactions                         (3,850,498)
   Net unrealized depreciation on investments
      and assets and liabilities in foreign currencies         (11,539,853)
                                                             -------------

                                        NET ASSETS           $ 134,002,903
                                                             =============


NET ASSET VALUE:

   Offering and redemption price per share

   ($134,002,903/11,006,286)                                 $       12.18
                                                             =============


                       See notes to financial statements.

                                THE BAUPOST FUND

                             STATEMENT OF OPERATIONS

                           YEAR ENDED OCTOBER 31, 1998

INVESTMENT INCOME:

   INCOME:

      Dividends (net of foreign withholding taxes of $163,761)       $  5,383,342
      Interest                                                          3,199,767
                                                                     ------------

                   Total Income                                         8,583,109

   EXPENSES:

      Investment management fee                                         1,681,629
      Equity swap contract interest expense                               566,971
      Administrative fee                                                  420,407
      Investment expenses                                                 247,959
      Interest expense                                                    231,019
      Custodian fees                                                      195,155
      Legal fees                                                          166,804
      Registration and filing fees                                         50,415
      Audit fees                                                           42,431
      Directors' fees                                                      34,650
      Transfer agent fees                                                  29,678
      Miscellaneous                                                        14,561
                                                                     ------------

                   Total Expenses                                       3,681,679

      Waiver of investment management fee                                (113,286)
                                                                     ------------

                   Total Expenses, Net                                  3,568,393
                                                                     ------------

                         NET INVESTMENT INCOME                          5,014,716

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
      Net realized gain/(loss) on:

         Investments and equity swap contracts                         (3,513,065)
         Foreign currency transactions                                 (1,573,143)
         Short sales                                                      861,454
                                                                     ------------
                                                                       (4,224,754)

      Change in unrealized appreciation/(depreciation) on:

         Investments and equity swap contracts                        (29,895,969)
         Foreign currency transactions                                    932,066
         Short sales                                                     (197,353)
                                                                     ------------
                                                                      (29,161,256)

                         NET REALIZED AND UNREALIZED

                           LOSS ON INVESTMENTS                        (33,386,010)
                                                                     ------------

                         NET DECREASE IN NET ASSETS

                            RESULTING FROM OPERATIONS                $(28,371,294)
                                                                     ============


                       See notes to financial statements.

                                THE BAUPOST FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                             YEAR ENDED            YEAR ENDED
                                                           OCTOBER 31, 1998      OCTOBER 31, 1997
                                                           ----------------      ----------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:

   Net investment income                                     $   5,014,716        $   1,956,343
   Net realized gain/(loss) on investments and foreign
      currency transactions                                     (4,224,754)          23,702,878
   Change in unrealized appreciation/(depreciation) on
      investments and foreign currency transactions            (29,161,256)           5,899,569
                                                             -------------        -------------

           NET INCREASE/(DECREASE) IN NET ASSETS
              RESULTING FROM OPERATIONS                        (28,371,294)          31,558,790

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                   (5,190,909)          (2,845,958)
   From net realized gain on investments                       (18,216,303)         (11,985,697)
                                                             -------------        -------------

         Total Distributions                                   (23,407,212)         (14,831,655)

CAPITAL SHARE TRANSACTIONS:
   Net proceeds from sales of shares                            43,396,229           32,346,659
   Reinvestment of dividends                                    23,195,673           14,363,821
   Cost of shares redeemed                                     (33,768,809)         (19,267,341)
                                                             -------------        -------------

           NET INCREASE/(DECREASE) IN NET ASSETS
              RESULTING FROM SHARE TRANSACTIONS                 32,823,093           27,443,139
                                                             -------------        -------------

         TOTAL INCREASE/(DECREASE) IN NET ASSETS               (18,955,413)          44,170,274

NET ASSETS AT BEGINNING OF PERIOD                              152,958,316          108,788,042
                                                             -------------        -------------

           NET ASSETS AT END OF PERIOD
         (including undistributed net
         investment income of $1,666,008
         and $670,056, respectively)                         $ 134,002,903        $ 152,958,316
                                                             =============        =============


OTHER INFORMATION:

   Shares sold                                                   2,829,353            2,137,346
   Shares issued in reinvestment of dividends                    1,538,174              989,255
   Shares redeemed                                              (2,310,138)          (1,250,566)
                                                             -------------        -------------

   Net increase/(decrease)                                       2,057,389            1,876,035
                                                             =============        =============


                       See notes to financial statements.

                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1998

        NUMBER OF
        SHARES, UNITS OR
        FACE VALUE                                                                                  MARKET VALUE
        ----------------                                                                           --------------
                           COMMON STOCKS - 53.63%
                           UNITED STATES - 17.91%

                           WHOLESALE - FOOD - 8.74%

               272,500     TLC BEATRICE INTERNATIONAL HOLDINGS                                    $    11,717,500

                           CHEMICAL PREPARATIONS - 3.44%

               238,150     CHEMFIRST INC                                                                4,614,156

                           MANUFACTURING - OPHTHALMIC GOODS - 2.09%

               145,650     SOLA INTERNATIONAL INC                                                       2,794,659 *

                           BUSINESS SERVICES - 1.20%

               295,530     AZTEC TECHNOLOGY PARTNERS                                                    1,606,944 *

                           TRAVEL AGENCIES - 0.91%

               211,422     NAVIGANT INTERNATIONAL INC                                                   1,215,677 *

                           CARBON & GRAPHITE PRODUCTS - 0.79%

                59,300     UCAR INTERNATIONAL INC                                                       1,067,400 *

                           ELECTRIC HOUSEWARES & FANS - 0.39%

                95,700     GLOBAL-TECH APPLIANCES INC                                                     526,350 *

                           MISCELLANEOUS - 0.35%

                   110     FIDELITY BANKSHARES INC                                                          2,530
                   198     FIRST FEDERAL SAVINGS BANK OF SIOUXLAND                                          3,960
                 6,250     MFC BANCORP                                                                     37,500
                 1,949     MID-CENTRAL FINANCIAL CORPORATION                                               46,776
                16,400     OMEGA WORLDWIDE                                                                 57,400 *
               938,000     REGENCY EQUITIES CORPORATION                                                    14,070 *
                26,350     VENTAS INC                                                                     301,378 *
                                                                                                  ---------------
                                                                                                          463,614

                           TOTAL COMMON STOCKS - UNITED STATES                                    $    24,006,300
                                                                                                  ===============
                           (Total Cost $22,575,025)

                           SWEDEN - 10.82%

                           REAL ESTATE AGENTS & MANAGERS - 5.13%

               804,500     ASTICUS AB                                                             $     6,875,185 *

                           COMMUNICATION SERVICES - 3.53%

               428,300     MODERN TIMES GROUP AB - B SHARES                                             4,733,509 *

                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1998


        NUMBER OF
        SHARES, UNITS OR
        FACE VALUE                                                                                  MARKET VALUE
        -------------------                                                                        --------------
                           HOLDING COMPANIES - 2.16%

               449,381     TRUSTOR AB - B SHARES                                                  $     2,887,496 *
                                                                                                  ---------------

                           TOTAL COMMON STOCKS - SWEDEN                                           $    14,496,190
                                                                                                  ===============
                           (Total Cost $14,723,781)

                           UNITED KINGDOM - 10.79%

                           INSURANCE AGENTS, BROKERS & SERVICES - 5.18%

               413,500     JARDINE LLOYD THOMPSON GROUP PLC                                       $     1,477,501
             3,300,000     LAMBERT FENCHURCH GROUP PLC                                                  5,467,684
                                                                                                  ---------------
                                                                                                        6,945,185

                           FABRICATED TEXTILE PRODUCTS - 2.02%

             5,125,100     COATS VIYELLA PLC                                                            2,701,887

                           HOLDING COMPANIES - 1.16%

             2,018,000     TRANSTEC PLC                                                                 1,553,579

                           MANUFACTURING INDUSTRIES - 0.87%

               553,100     FKI PLC                                                                      1,170,977

                           OIL & GAS - 0.47%

             1,043,072     BURREN ENERGY PLC                                                              625,843 *+

                           MEDIA, SATELLITE BROADCAST - 0.45%

                74,800     BRITISH SKY BROADCASTING GROUP PLC                                             609,656

                           ELECTRONIC COMPONENTS - 0.41%

               757,300     ASTEC (BSR) PLC                                                                544,993

                           WHOLESALE  - LUMBER & OTHER CONSTRUCTION MATERIALS - 0.23%

               115,000     ADAM & HARVEY GROUP PLC                                                        303,133
                                                                                                  ---------------

                           TOTAL COMMON STOCKS - UNITED KINGDOM                                   $    14,455,253
                                                                                                  ===============
                           (Total Cost $20,632,754)

                           FRANCE - 5.23%

                           HOLDING COMPANIES - 5.06%

                51,465     CHARGEURS SA                                                           $     2,588,232
                13,180     FIN MARC DE LACHARRIERE SA (FIMALAC)                                         1,377,940
                   945     PATHE SA                                                                       180,732
                 5,185     SOCIETE EURAFRANCE SA                                                        2,636,567
                                                                                                  ---------------
                                                                                                        6,783,471


                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1998


        NUMBER OF
        SHARES, UNITS OR
        FACE VALUE                                                                                  MARKET VALUE
        -------------------                                                                        --------------
                           MOTION PICTURE PRODUCTION SERVICES - 0.17%

                 3,568     GAUMONT SA                                                             $       230,247
                                                                                                  ---------------

                           TOTAL COMMON STOCKS - FRANCE                                           $     7,013,718
                                                                                                  ===============
                           (Total Cost $6,453,233)

                           RUSSIA - 2.29%

                           OIL & GAS - 1.58%

             1,606,200     KRASNOYARSKENERGO                                                      $         8,031 *
               118,700     LUKOIL OIL COMPANY SPONSORED ADR                                             1,899,200
             7,233,000     SURGUTNEFTEGAZ PREFERRED                                                        91,136
                43,160     SURGUTNEFTEGAZ PREFERRED SPONSORED ADR                                          43,160
                31,500     SURGUTNEFTEGAZ SPONSORED ADR                                                    70,875
                                                                                                  ---------------
                                                                                                        2,112,402

                           ELECTRIC UTILITIES - 0.71%

               195,700     IRKUTSKENERGO SPONSORED ADR                                                    345,534
                91,400     PERMENERGO                                                                      18,280 *
               448,510     SAMARAENERGO SPONSORED ADR                                                     134,553 *
               152,492     UNIFIED ENERGY SYSTEMS SPONSORED GDR                                           457,476
                                                                                                  ---------------
                                                                                                          955,843

                           METAL & MINING SERVICES - 0.00%

                28,300     NORILSK NICKEL                                                                  11,037 *
                                                                                                  ---------------

                           TOTAL COMMON STOCKS - RUSSIA                                           $     3,079,282
                                                                                                  ===============
                           (Total Cost $4,720,140)

                           SWITZERLAND - 1.52%

                           HOLDING COMPANIES - 1.52%

                 7,550     VALORA HOLDING AG                                                      $     2,036,689
                                                                                                  ---------------

                           TOTAL COMMON STOCKS - SWITZERLAND                                      $     2,036,689
                                                                                                  ===============
                           (Total Cost $1,558,396)

                           CZECH REPUBLIC - 1.39%

                           ELECTRIC UTILITIES - 1.39%

                17,600     CEZ 1 CESKE ENERGETICKE ZAVOD AS                                       $       401,929 *
                79,900     CEZ 2 CESKE ENERGETICKE ZAVOD AS II                                          1,456,300 *
                                                                                                  ---------------

                           TOTAL COMMON STOCKS - CZECH REPUBLIC                                   $     1,858,229
                                                                                                  ===============
                           (Total Cost $2,369,623)


                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1998


        NUMBER OF
        SHARES, UNITS OR
        FACE VALUE                                                                                  MARKET VALUE
        -------------------                                                                        --------------
                           THE NETHERLANDS - 1.09%

                           TOWING & TUGBOAT SERVICES - 1.09%

                64,544     SMIT INTERNATIONALE NV                                                 $     1,456,140
                                                                                                  ---------------

                           TOTAL COMMON STOCKS - THE NETHERLANDS                                  $     1,456,140
                                                                                                  ===============
                           (Total Cost $1,622,386)

                           POLAND - 0.80%

                           CONSTRUCTION - 0.80%

               201,672     BUDIMEX SA                                                             $     1,064,664 *
                                                                                                  ---------------

                           TOTAL COMMON STOCKS - POLAND                                           $     1,064,664
                                                                                                  ===============
                           (Total Cost $890,253)

                           HONG KONG - 0.75%

                           ELECTRONIC & OTHER ELECTRICAL EQUIPMENT - 0.40%

            12,379,576     SEMI-TECH GLOBAL LTD                                                   $       535,407
                23,760     SEMI-TECH GLOBAL LTD SPONSORED ADR                                               3,564
                                                                                                  ---------------
                                                                                                          538,971

                           MANUFACTURING TOYS & DOLLS - 0.30%

             6,953,400     PLAYMATES TOYS HOLDINGS LTD                                                    399,476

                           HOTELS & MOTELS - 0.05%

             1,088,000     LAI SUN HOTELS INTERNATIONAL LTD                                                71,636
                                                                                                  ---------------

                           TOTAL COMMON STOCKS - HONG KONG                                        $     1,010,083
                                                                                                  ===============
                           (Total Cost $982,940)

                           NORWAY - 0.60%

                           MISCELLANEOUS PUBLISHING - 0.60%

                75,800     SCHIBSTED ASA                                                          $       799,315
                                                                                                  ---------------

                           TOTAL COMMON STOCKS - NORWAY                                           $       799,315
                                                                                                  ===============
                           (Total Cost $1,162,695)

                           BRAZIL - 0.26%

                           TELEPHONE COMMUNICATIONS - 0.26%

             1,982,000     TELEMIG CELULAR SA PREFERENCE C                                        $        18,610 *
             6,458,900     TELEPAR CELULAR SA COMMON                                                      151,672 *

                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1998


        NUMBER OF
        SHARES, UNITS OR
        FACE VALUE                                                                                  MARKET VALUE
        -------------------                                                                        --------------
               858,000     TELEPAR CELULAR SA PREFERENCE B                                        $        36,326 *
             8,468,000     TELERJ CELULAR SA COMMON                                                       138,436 *
                                                                                                  ---------------

                           TOTAL COMMON STOCKS - BRAZIL                                           $       345,044
                                                                                                  ===============
                           (Total Cost $749,010)

                           ROMANIA - 0.13%

                           CONCRETE PRODUCTS - 0.13%

                42,000     ROMCIM BUCHAREST                                                       $       180,118 *
                                                                                                  ---------------

                           TOTAL COMMON STOCKS - ROMANIA                                          $       180,118
                                                                                                  ===============
                           (Total Cost $588,230)

                           BAHAMAS - 0.03%

                           CRUDE PETROLEUM - 0.03%

               170,430     BASIC PETROLEUM INTERNATIONAL LTD UNIT TRUST                           $        42,608 *
                                                                                                  ---------------

                           TOTAL COMMON STOCKS - BAHAMAS                                          $        42,608
                                                                                                  ===============
                           (Total Cost $175,032)

                           CANADA - 0.02%

                           OIL & GAS - 0.02%

                13,800     HURRICANE HYDROCARBONS LTD                                             $        28,463 *
                                                                                                  ---------------

                           TOTAL COMMON STOCKS - CANADA                                           $        28,463
                                                                                                  ===============
                           (Total Cost $67,685)
                           TOTAL COMMON STOCKS                                                    $    71,872,096
                                                                                                  ===============
                           (TOTAL COST $79,271,183)
                           COMPANIES IN LIQUIDATION - 5.56%

                 3,150     EHLCO LIQUIDATING TRUST                                                $           394 *+
   DEM      15,000,000     MAXWELL COMM. CORP. PLC 6.000% 06/15/93                                        725,953 *
   CHF       5,500,000     MAXWELL COMM. CORP. PLC 5.000% 06/16/95                                        325,636 *
               836,059     MBO PROPERTIES INC                                                           6,395,851 ***
                                                                                                  ---------------

                           TOTAL COMPANIES IN LIQUIDATION                                         $     7,447,834
                                                                                                  ===============
                           (Total Cost $16,004)


                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1998


        NUMBER OF
        SHARES, UNITS OR
        FACE VALUE                                                                                  MARKET VALUE
        -------------------                                                                        --------------
                           CLOSED-END MUTUAL FUNDS - 2.78%

                45,200     BALKAN FUND                                                            $       101,700
                60,000     FIVE ARROWS CHILE INVESTMENT TRUST WARRANTS  3.2617 5/31/1999                    1,200
               282,000     KAZAKHSTAN FUND LIMITED                                                        705,000
                17,200     KOMERCNI BANK IF                                                               273,460 *
               194,189     NIF I                                                                          199,963 *
                27,800     NIF II                                                                          26,207 *
               165,705     NIF III                                                                        175,438 *
                 9,743     NIF IV                                                                          11,304 *
                22,695     NIF V                                                                           30,941 *
               151,615     NIF VI                                                                         173,714 *
                27,800     NIF VII                                                                         26,611 *
               219,210     NIF VIII                                                                       292,492 *
                27,052     NIF IX                                                                          37,273 *
                52,961     NIF X                                                                           72,970 *
                   300     NIF XI                                                                             300 *
                27,800     NIF XII                                                                         36,287 *
               290,338     NIF XIII                                                                       429,507 *
               108,117     NIF XIV                                                                        150,533 *
                27,575     NIF XV                                                                          26,795 *
                17,892     POLISH NATIONAL INVESTMENT FUND (NIF CERTIFICATES)                             305,133 *
                   700     RESTITUCNI INVESTICINI FOND CESKE (RIF)                                         22,358
                44,900     ZIVNOBANKA INVESTICNI FOND                                                     611,212
                                                                                                  ---------------

                           TOTAL CLOSED-END MUTUAL FUNDS                                          $     3,710,398
                                                                                                  ===============
                           (Total Cost $7,112,946)

                           OPTIONS -  2.22%

                    76     FRANCE OAT 5.25% 04/25/2008 97.00 PUTS 04/23/1999                      $         1,372
                    76     FRANCE OAT 5.25% 04/25/2008 97.11 PUTS 10/22/1999                               16,470
                    76     FRANCE OAT 5.25% 04/25/2008 96.95 PUTS 10/25/1999                               15,097
                    76     FRANCE OAT 5.25% 04/25/2008 97.04 PUTS 10/25/1999                                1,372
               143,816     FRF PUTS / DEM 3.4145 CALLS 11/20/1998                                               0
               143,891     FRF PUTS / DEM 3.4148 CALLS 11/20/1998                                           1,480
               147,638     FRF PUTS / DEM 3.3805 CALLS 12/02/1998                                           2,947
                   176     GENERAL ELECTRIC 90.00 PUTS 12/28/1998                                          97,310
                   569     GOLD 550 CALLS 04/05/2001                                                       17,055
                   569     GOLD 550 CALLS 04/09/2001                                                       17,624
                   500     GOLD 550 CALLS 04/19/2001                                                       40,000
                   563     GOLD 550 CALLS 07/19/2001                                                       22,520
                13,742     HONG KONG DOLLAR 7.910 PUTS 02/01/1999                                          34,891
                13,647     HONG KONG DOLLAR 7.965 PUTS 02/04/1999                                          65,575
                   387     ITL PUTS / DEM 1043.40 CALLS 11/23/1998                                              0
                   299     ITL PUTS / DEM 1016.80 CALLS 12/02/1998                                          2,690
         3,500,000,000     JAPANESE GOVERNMENT BOND 182 101.00 PUTS 12/17/1998                                301
         3,956,000,000     JAPANESE GOVERNMENT BOND 203 100.00 PUTS 03/10/1999                             20,436
         1,978,000,000     JAPANESE GOVERNMENT BOND 203 100.00 PUTS 03/10/1999                             18,733
         1,978,000,000     JAPANESE GOVERNMENT BOND 203 102.00 PUTS 03/10/1999                             35,762
           989,000,000     JAPANESE GOVERNMENT BOND 203 95.00 PUTS 09/13/1999                              12,772
         2,967,000,000     JAPANESE GOVERNMENT BOND 203 97.50 PUTS 09/13/1999                             120,059
         1,483,500,000     JAPANESE GOVERNMENT BOND 203 100.00 PUTS 09/13/1999                             88,129
         2,405,000,000     JAPANESE GOVERNMENT BOND 203 97.50 PUTS 09/16/1999                              97,318
         1,683,500,000     JAPANESE GOVERNMENT BOND 203 97.50 PUTS 03/14/2000                              81,167
                   200     MICROSOFT CORPORATION 105.00 PUTS 12/02/1998                                    83,440
                56,450     RJR STUB 5.22 CALLS  5/01/2000                                                  89,756

                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1998


        NUMBER OF
        SHARES, UNITS OR
        FACE VALUE                                                                                  MARKET VALUE
        -------------------                                                                        --------------
                    92     S&P 500 INDEX 1080.000 PUTS 11/09/1998                                 $       101,678
                    33     S&P 500 INDEX 719.695 PUTS 12/04/1998                                              502
                    55     S&P 500 INDEX 919.785 PUTS 12/18/1998                                           39,076
                    49     S&P 500 INDEX 1103.330 PUTS 12/22/1998                                         209,720
                   102     S&P 500 INDEX 1120.000 PUTS 01/11/1999                                         593,048
                    53     S&P 500 INDEX 1122.980 PUTS 01/28/1999                                         336,577
                   270     S&P 500 INDEX 904.990 PUTS 07/30/1999                                          714,096
                                                                                                  ---------------

                           TOTAL OPTIONS                                                          $     2,978,973
                                                                                                  ===============
                           (Total Cost $7,008,354)

                           PURCHASED BANK DEBT & TRADE CLAIMS - 1.15%

             2,453,801     MAXWELL COMM. BANK DEBT - BAKER NYE                                    $       211,282 *+
             5,000,000     MAXWELL COMM. BERLITZ OBLIGATIONS                                              425,000 *+
               167,868     MAXWELL COMM. REVOLVING BANK DEBT - FIRST CHICAGO                               14,791 *+
               943,496     MAXWELL COMM. REVOLVING BANK DEBT - HALYCON                                     83,408 *+
               396,015     MAXWELL COMM. REVOLVING BANK DEBT - HALYCON II                                  34,894 *+
               875,543     MAXWELL COMM. REVOLVING BANK DEBT - LAZARD FRERES                               77,093 *+
               264,059     MAXWELL COMM. REVOLVING BANK DEBT - MERRILL LYNCH                               23,266 *+
               823,981     MAXWELL COMM. REVOLVING BANK DEBT - SAN PAOLO                                   72,813 *+
             1,015,000     MAXWELL COMM. REVOLVING BANK DEBT - TCC ASSOCIATES                              89,657 *+
               579,133     MAXWELL COMM. TERM BANK DEBT - FIRST CHICAGO                                    49,226 *+
             1,678,704     MAXWELL COMM. TERM BANK DEBT - HALYCON                                         142,690 *+
               702,221     MAXWELL COMM. TERM BANK DEBT - HALYCON II                                       59,689 *+
               426,846     MAXWELL COMM. TERM BANK DEBT - LAZARD FRERES                                    36,282 *+
               468,269     MAXWELL COMM. TERM BANK DEBT - MERRILL LYNCH                                    39,803 *+
               325,093     MAXWELL COMM. TERM BANK DEBT - SAN PAOLO                                        27,633 *+
             1,806,952     MAXWELL COMM. TERM BANK DEBT - TCC ASSOCIATES                                  153,591 *+
                                                                                                  ---------------

                           TOTAL PURCHASED BANK DEBT & TRADE CLAIMS                               $     1,541,118
                                                                                                  ===============
                           (Total Cost $0)

                            PARTNERSHIPS - 0.96%

                           EMERGING EUROPE FUND FOR SUSTAINABLE DEVELOPMENT LP                    $       160,149 +
                           NCH INVESTORS FUND LP                                                          187,425 +
                           NEW CENTURY CAPITAL PARTNERS II LP                                             414,348 +
                           SIGMA / UKRAINE LP                                                             175,946 +
                           SIGMA / UKRAINE CLASS C LP                                                     101,166 +
                           TEMPLETON EMERGING EUROPE FUND II LP                                            99,229 +
                           UKRAINIAN GROWTH FUND II LP                                                    153,000 +
                                                                                                  ---------------

                           TOTAL PARTNERSHIPS                                                     $     1,291,263
                                                                                                  ===============
                           (Total Cost $4,472,436)

                           COLLATERALIZED MORTGAGE OBLIGATIONS - 0.41%

               509,641     RTC SERIES 1991 M2 CLASS B FRN 9/25/2020                               $        95,558
            19,803,269     STRUCTURED ASSET SECURITIES CORP 1996-CFL CLASS X2 2/25/2028                   451,762
                                                                                                  ---------------

                           TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS                              $       547,320
                                                                                                  ===============
                           (Total Cost $824,203)


                                THE BAUPOST FUND
                             SCHEDULE OF INVESTMENTS
                                OCTOBER 31, 1998


        NUMBER OF
        SHARES, UNITS OR
        FACE VALUE                                                                                  MARKET VALUE
        -------------------                                                                        --------------
                           CORPORATE BONDS - 0.00%

                11,000     CHARTWELL CONTINGENT INTEREST NOTES 8.00% 6/30/2006                    $         7,212 +
                                                                                                  ---------------

                           TOTAL CORPORATE BONDS                                                  $         7,212
                                                                                                  ===============
                           (Total Cost $7,212)

                           TREASURY OBLIGATIONS - 28.19%

                           U.S. TREASURY OBLIGATIONS - 11.87%

             5,000,000     U.S. TREASURY BILLS 11/27/1998                                         $     4,988,125 ~
             3,000,000     U.S. TREASURY BILLS 12/10/1998                                               2,987,650 ~
             5,000,000     U.S. TREASURY BILLS 12/31/1998                                               4,966,567 ~
             3,000,000     U.S. TREASURY BILLS 02/18/1999                                               2,962,470
                                                                                                  ---------------

                           TOTAL U.S. TREASURY OBLIGATIONS                                             15,904,812

                           U.K. TREASURY OBLIGATIONS - 8.90%

   ECU      10,110,000     UK TREASURY BILLS 01/14/1999                                                11,928,461

                           French Treasury Obligations - 3.71%

   FRF      27,801,800     FRENCH DISCOUNT TREASURY BILLS 01/21/1999                                    4,974,513

                           BELGIAN TREASURY OBLIGATIONS - 3.71%

   BEF     170,802,000     BELGIAN TREASURY BILLS 01/07/1999                                            4,971,446
                                                                                                  ---------------

                           TOTAL TREASURY OBLIGATIONS                                             $    37,779,232
                                                                                                  ===============
                           (Total Cost $37,888,614)

                           TOTAL INVESTMENTS - 94.90%                                             $   127,175,446
                                                                                                  ===============
                           (Total Cost $136,600,952)




*     Non-income producing security.

+ Restricted securities - securities not registered under the Securities Act of 1933. See Note C.

~ A portion of the security is serving as collateral or is segregated for securities sold short.

**    Affiliated company.



                         Foreign Currency Abbreviations

      BEF   Belgian Franc

      CHF   Swiss Franc

      DEM   Deutschemark

      ECU   European Currency Unit

      FRF   French Franc

The percentage shown for each investment category is the total value of that category expressed as a percentage of total net assets of the Fund.

                       See notes to financial statements.

                                THE BAUPOST FUND

                 SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS

                                OCTOBER 31, 1998

                                                                             MARKET           UNREALIZED
                                                                              VALUE           GAIN/(LOSS)
                                                                        ---------------     -------------
          CONTRACTS TO SELL
BEF        577,044,000    Belgian Franc due 11/06/1998                  $     4,975,203     $      (2,187)
                          (Receivable amount $4,973,016)

BPS          7,245,456    British Pound Sterling due 01/27/1999              12,080,929           149,401
                          (Receivable amount $12,230,330)

BRL          1,327,848    Brazilian Real due 11/09/1998                       1,107,398           (18,998)
                          (Receivable amount $1,088,400)

CHF             34,432    Swiss Franc due 11/03/1998                             25,482                (9)
                          (Receivable amount $25,473)

CHF          4,257,900    Swiss Franc due 01/27/1999                          3,180,362            21,067
                          (Receivable amount $3,201,429)

CSK         44,771,000    Czech Koruna due 03/01/1999                         1,510,193             2,596
                          (Receivable amount $1,512,789)

CSK         25,410,000    Czech Koruna due 03/22/1999                           853,859               833
                          (Receivable amount $854,692)

CSK          9,747,000    Czech Koruna due 07/12/1999                           321,354              (359)
                          (Receivable amount $320,995)

ECU         10,031,045    European Currency Unit due 11/06/1998              11,925,910             3,009
                          (Receivable amount $11,928,919)

FRF         27,690,000    French Franc due 11/05/1998                         4,994,444              (306)
                          (Receivable amount $4,994,138)

FRF         88,837,058    French Franc due 01/27/1999                        16,075,178           156,698
                          (Receivable amount $16,231,876)

NLG        577,954,500    Dutch Guilder due 01/27/1999                        1,389,851            14,042
                          (Receivable amount $1,403,893)

NOK          6,026,100    Norwegian Krone due 06/28/1999                        808,216           (12,362)
                          (Receivable amount $795,854)

                                THE BAUPOST FUND
                 SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS
                                OCTOBER 31, 1998


                                                                             MARKET           UNREALIZED
                                                                              VALUE           GAIN/(LOSS)
                                                                        ---------------     -------------
       CONTRACTS TO SELL - CONTINUED
PLN          2,366,189    Polish Zloty due 12/15/1998                           682,194           (63,194)
                          (Receivable amount $619,000)

PLN          2,365,199    Polish Zloty due 12/17/1998                           681,653           (62,653)
                          (Receivable amount $619,000)

PLN          1,151,484    Polish Zloty due 12/23/1998                           331,381           (22,631)
                          (Receivable amount $308,750)

PLN          2,182,120    Polish Zloty due 03/08/1999                           616,192           (64,692)
                          (Receivable amount $551,500)

SEK         79,568,362    Swedish Krona due 12/09/1998                       10,240,182           (64,189)
                                                                        ---------------     -------------
                          (Receivable amount $10,175,993)

                          TOTAL CONTRACTS TO SELL                       $    71,799,981            36,066
                                                                        ===============     -------------
                          (Receivable amount $71,836,047)

       CONTRACTS TO BUY

BPS          3,594,949    British Pound Sterling due 01/27/1999         $     5,994,146           (14,092)
                          (Payable amount $6,008,238)

BRL            656,033    Brazilian Real due 11/09/1998                         547,118             2,918
                          (Payable amount $544,200)

CHF          1,444,650    Swiss Franc due 01/27/1999                          1,079,055             1,280
                          (Payable amount $1,077,775)

FRF         22,814,697    French Franc due 01/27/1999                         4,128,349               (37)
                          (Payable amount $4,128,386)

SEK         20,612,365    Swedish Krona due 12/09/1998                        2,652,742            76,487
                          (Payable amount $2,576,255)                   ---------------     -------------

                          TOTAL CONTRACTS TO BUY                        $    14,401,410            66,556
                                                                        ===============     -------------

                          (Payable amount $14,334,854)
                                                                                            $     102,622
                                                                                            =============


                       See notes to financial statements.

                                THE BAUPOST FUND

                        SCHEDULE OF SECURITIES SOLD SHORT

                                OCTOBER 31, 1998

                                                                                        MARKET
      NUMBER OF SHARES                                                                  VALUE
      ----------------                                                                  -----
   SECURITIES SOLD SHORT - 1.52%
   COMMON STOCK - 1.28%

               95,600    British Sky Broadcasting Group PLC                      $          779,186
                2,186    Essilor International                                              886,584
                   75    L'Oreal                                                             42,923
                                                                                 ------------------

                         TOTAL COMMON STOCK                                               1,708,693

                         (Total Proceeds $1,519,237)

   OPTIONS - 0.24%

                  270    S&P 500 Index 791.870 Puts expiring 07/30/1999                     318,519
                                                                                 ------------------

                         TOTAL OPTIONS                                                      318,519
                                                                                 ------------------
                         (Total Proceeds $369,576)

                         TOTAL SECURITIES SOLD SHORT                             $        2,027,212
                                                                                 ===================
                         (Total Proceeds $1,888,813)


                         The percentage shown for each investment category is the total value of that category expressed as a percentage of total net assets of the Fund.


                        See notes to financial statements.

                                THE BAUPOST FUND
                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1998

NOTE A - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Baupost Fund (the "Fund") was established as a Massachusetts business trust under an Agreement and Declaration of Trust dated June 29, 1990, and is registered under the Investment Company Act of 1940, as amended, as a no-load, non-diversified, open-end management investment company.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

SECURITY VALUATION: Portfolio securities (other than certain foreign securities), options and futures contracts for which market quotations are available and which are traded on an exchange or on NASDAQ are valued at the last quoted sale price or, if there is no such reported sale that day, at the closing bid price. Securities, options and forward contracts traded in the over-the-counter market (other than those traded on NASDAQ) and other unlisted securities are valued at the most recent bid price as obtained from one or more dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on one or more stock exchanges are valued according to the broadest and most representative market. To the extent the Fund engages in "naked" short sales (i.e., it does not own the underlying security or a security convertible into the underlying security without the payment of any further consideration) the Fund will value such short position as described above, except that the valuation, where necessary, will be based on the ask price instead of the bid price. Securities traded in foreign markets are valued at their current market value, which, depending on local custom, may or may not be the last quoted sale price (or the closing bid price).

Assets for which no quotations are readily available are valued at fair value as determined in good faith in accordance with procedures adopted by the Trustees of the Fund. Determination of fair value is based upon such factors as are deemed relevant under the circumstances, including the financial condition and operating results of the issuer, recent third-party transactions (actual or proposed) relating to such securities and, in extreme cases, the liquidation value of the issuer.

Certain investments held by the Fund are restricted as to public sale in accordance with the Securities Act of 1933. Whenever possible, such assets are valued based on bid prices obtained from reputable brokers or market makers as of the valuation date. For assets not priced by brokers or market makers, fair value is determined by The Baupost Group, L.L.C. ("Baupost") in accordance with procedures adopted by the Trustees of the Fund.

FOREIGN CURRENCY TRANSLATION: The value of foreign securities is translated into U.S. dollars at the rate of exchange on the day of valuation. Purchases and sales of foreign securities, as well as income and expenses relating to such securities, are translated into U.S. dollars at the exchange rate on the dates of the transactions. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign exchange rates is not separately disclosed.

                                THE BAUPOST FUND
                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1998


NOTE A - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Gains and losses on securities sold are determined using the specific identification method. Dividend income is recorded on the ex-dividend date, except income on certain foreign dividends, where the ex-dividend date may have passed, is recorded as soon as the Fund becomes aware of the dividends. Interest income, including original issue discount, where applicable, is recorded on an accrual basis, except for bonds in default for which there is some concern as to whether interest will be received in cash, in which case interest is recorded when received.

SHORT SALES: The Fund engages in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at the then current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund maintains daily, in a segregated account with its custodian, cash or securities sufficient to cover its short exposure. At October 31, 1998, the Fund had approximately $3,900,000 of U.S. Treasury bills in a segregated account relating to its short positions. Securities sold short at October 31, 1998 and their related market values and proceeds are set forth in the Schedule of Securities Sold Short.

FORWARD FOREIGN CURRENCY CONTRACTS: The Fund may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The U.S. dollar value of the currencies the Fund has committed to buy or sell is shown in the Schedule of Forward Foreign Currency Contracts. Losses may arise from changes in the value of a foreign currency relative to the U.S. dollar or from the potential inability of the counterparties to meet the terms of their contracts. The Fund uses forward foreign currency contracts to hedge the risks associated with holding securities denominated in foreign currencies.

FUTURES: The Fund may enter into index futures contracts for non-hedging purposes and in order to hedge against the effects of fluctuations in market conditions. The potential risk to the Fund is that the change in value of the futures contracts may not correspond to the change in value of the securities held by the Fund in those markets. In addition, for non-listed futures contracts, losses may arise if there is an illiquid secondary market for the contracts or if the counterparty to the contracts is unable to perform. Currently, the Fund holds only listed futures contracts. At the time the Fund enters into a futures contract, it is required to deposit with its broker cash or U.S. government securities as collateral, calculated on a per contract basis. Subsequent payments to and from the broker are made on a daily basis as the market price of the futures contract fluctuates. Daily adjustments arising from this "mark to market" are recorded by the Fund as unrealized gains or losses. When the contracts are closed, the Fund recognizes a gain or loss. If a futures contract is considered a Section 1256 contract for federal income tax purposes, it will be marked to market at year end with the change in value recorded as 40% short-term capital gain or loss and 60% long-term capital gain or loss in accordance with U.S. federal tax law.

                                THE BAUPOST FUND
                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1998


NOTE A - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

At October 31, 1998, open positions in futures contracts were as follows:

                                                                                              Unrealized
     Expiration                         Open Contracts                 Position       Appreciation/(Depreciation)
     ----------                         --------------                 --------       ---------------------------
  December 18, 1998               71 FTSE 100 Index Futures              Short                ($292,907)


SWAPS: The Fund has entered into equity swap contracts to gain exposure to specific foreign equities. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified security prices or interest rates. The payment flows are usually netted against each other, with the difference being paid by one party to the other. At the time the Fund enters into an equity swap contract it may be required to deposit collateral, cash or Treasury bills with its broker.

Risks may arise as a result of the failure of another party to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Fund and/or the termination value at the end of the contract. The loss incurred by the failure of a counterparty could include the collateral, in certain circumstances, if there is no required segregation of cash collateral from other assets. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying equities.

The Fund records a net receivable or payable for the amount expected to be received or paid under the contract. The interest component of the equity swap contract is recorded as swap interest income or expense and the fluctuation in the market value of the underlying security is recorded as unrealized appreciation or depreciation on investments. Premium payments made to enter into a swap contract, if any, are capitalized and amortized over the life of the swap contract.

At October 31, 1998, the Fund had outstanding equity swap contracts with the following terms:

       SWAP             NOTIONAL AMT.      TERMINATION     UNDERLYING                                PAYMENTS MADE BY OR
   COUNTERPARTY         LONG/(SHORT)          DATE           SHARES        UNDERLYING EQUITY         RECEIPTS TO THE FUND
   ------------         ------------          ----           ------        -----------------         --------------------
  CS First Boston       ($805,642)         01/18/2000         24,700     Assicurazioni Generali      Three Month ITL LIBOR
                                                                                                     Less 1.95%
  SBC Warburg          $7,791,417          09/30/1999      2,861,100     Inchcape PLC                One Year USD-LIBOR-BBA
                                                                                                     Plus .50%

REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that Baupost has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than the amounts owed to the Fund under each such repurchase agreement.

                                THE BAUPOST FUND
                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1998


NOTE A - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

OPTIONS: The Fund may either write or purchase call and put options for both hedging and non-hedging activities. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Also, for non-listed options, the Fund bears the risk of loss of premium and market value should the counterparty not perform under the contract. The Fund's exposure to market risk relating to the securities is affected by a number of factors including the size and composition of the options held, the time period during which the options may be exercised, the volatility of the underlying security or index, and the relationship between the current market price of the underlying security or index and the strike or exercise price of the option.

FEDERAL INCOME TAXES AND DISTRIBUTIONS: The Fund is a regulated investment company, as defined under Subchapter M of the Internal Revenue Code (the Code). By complying with Code provisions, the Fund is not subject to federal income tax provided that substantially all of its taxable income is distributed to shareholders. Therefore, no provision has been made for federal income taxes.

The Fund's income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to different treatment for certain of the Fund's foreign securities. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary overdistributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended October 31, 1998, there were reclassifications between undistributed net investment income, accumulated net realized gain on investments and paid in capital due to differences between book and tax accounting for passive foreign investment companies, foreign currency transactions, and shareholder distributions. This change had no effect on the net assets or net asset value per share. At October 31, 1998, the Fund, for federal income tax purposes, had a capital loss carryforward of $3,846,000 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on October 31, 2006. The Fund utilizes earnings and profits distributed to shareholders upon redemption of shares as a part of the dividends paid deduction for income tax purposes.

NOTE B - INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the period ended October 31, 1998 aggregated $162,536,000 and $166,722,000, respectively.

For federal income tax purposes, the identified cost of investments at October 31, 1998 was $137,324,903. Unrealized appreciation/(depreciation), on a federal income tax basis, for all securities was as follows:

                                                          Year Ended
                                                      October 31, 1998
                                                      ----------------
Gross unrealized appreciation                            $17,285,517
Gross unrealized depreciation                            (27,434,974)
                                                        -------------
Net unrealized depreciation                             ($10,149,457)
                                                        =============

                                THE BAUPOST FUND
                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1998


NOTE C - RESTRICTED SECURITIES

At October 31, 1998, the Fund held the following securities which are restricted as to public sale in accordance with the Securities Act of 1933:


                                                                                                                Earliest
                                                                                           Value at            Acquisition
                                                                        Cost           October 31, 1998           Date
                                                                        ----           ----------------           ----
Purchased Bank Debt & Trade Claims:

Maxwell Communications Corporate Debt                               $        0            $1,541,118            11/22/93


Corporate Bonds:

Chartwell Contingent Interest Notes 8.00% due 06/30/2006                 7,212                 7,212            12/21/95

Partnerships:

Emerging Europe Fund for Sustainable Development, L.P.                 119,845               160,149            02/25/97
NCH Investors Fund, L.P.                                             1,598,618               187,425            12/18/95
New Century Capital Partners II, L.P.                                  978,292               414,348            11/30/95
Sigma / Ukraine, L.P.                                                  661,184               175,946            05/14/96
Sigma / Ukraine Class C, L.P.                                          404,663               101,166            11/27/96
Templeton Emerging Europe Fund II, L.P.                                113,758                99,229            12/08/97
Ukrainian Growth Fund II, L.P.                                         596,076               153,000            03/31/97

Common Stock:

Burren Energy PLC                                                      858,852               625,843            04/14/98

Companies in Liquidation:

Ehlco Liquidating Trust                                                     12                   394            01/30/89
                                                                    ----------            ----------

TOTAL RESTRICTED SECURITIES  (2.59% of Net Assets)                  $5,338,512            $3,465,830
                                                                    ==========            ==========

The Fund does not have the right to demand that such securities be registered. The Fund does not anticipate any significant costs associated with the disposition of these securities.

NOTE D - INVESTMENT MANAGEMENT CONTRACT AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund retains Baupost as its investment adviser and administrator. Certain individuals who are officers and trustees of the Fund are also officers, directors and shareholders of Baupost.

The Fund pays Baupost a quarterly management fee at an annual rate of 1% of average net assets of the Fund, and an administrative fee at an annual rate of 0.25% of average net assets of the Fund to serve as investment adviser and administrator. Baupost has agreed with the Fund to reduce its management fee by up to 0.75% of the Fund's average net assets until further notice to the extent that the Fund's total annual expenses (including the management fee, administrative fee and certain other expenses, but excluding brokerage commissions, transfer taxes, interest and expenses relating to preserving the value of the Fund's investments) would otherwise exceed 1.5% of the Fund's average net assets. For the purpose of determining the applicable management and administrative fees, average net assets is determined by taking an average of the determination of such net asset values during each quarter at the close of business on the last business day of each month during such quarter before any month-end share purchases or redemptions.

                                THE BAUPOST FUND
                              FINANCIAL HIGHLIGHTS



                                                                                 YEAR ENDED OCTOBER 31
                                                 ---------------------------------------------------------------------------------
                                                     1998                1997               1996            1995           1994
                                                 -----------         -----------        -----------     -----------    -----------
SELECTED PER SHARE DATA

Net Asset Value, beginning of period             $     17.09         $     15.38        $     13.47     $     14.33    $     14.77
                                                 -----------         -----------        -----------     -----------    -----------
Income/(loss) from investment operations
  Net investment income                                 0.55                0.30               0.41            0.25           0.22
  Net realized and unrealized gain/(loss)              (2.83)               3.47               2.43            0.71           1.23
                                                 -----------         -----------        -----------     -----------    -----------
Total from investment operations                       (2.28)               3.77               2.84            0.96           1.45
                                                 -----------         -----------        -----------     -----------    -----------
Less distributions

  From net investment income                            0.58                0.40               0.28            0.25           0.46
  In excess of net investment income                      --                  --                 --            0.08             --
  From net realized gain                                2.05                1.66               0.65            1.49           1.43
                                                 -----------         -----------        -----------     -----------    -----------
  Total distributions                                   2.63                2.06               0.93            1.82           1.89
                                                 -----------         -----------        -----------     -----------    -----------
Net Asset Value, end of period                   $     12.18         $     17.09        $     15.38     $     13.47    $     14.33
                                                 ===========         ===========        ===========     ===========    ===========

Total Return                                          (16.30%)             27.04%             22.51%           7.91%         11.06%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in thousands)         $   134,003         $   152,958        $   108,788     $    89,439    $    81,787
Ratio of net expenses to average net assets             2.12%(a)            2.14%(a)           1.50%           1.54%          1.53%
Ratio of total expenses excluding waiver of
management fee to average net assets                    2.19%(a)            2.14%(a)           1.50%           1.54%          1.55%
Ratio of net investment income to average net
  assets                                                2.98%               1.45%              2.27%           1.60%          1.32%
Ratio of net investment income excluding
  waiver of management fee to average net
  assets                                                2.91%               1.45%              2.27%           1.60%          1.30%
Portfolio turnover rate                                  129%                140%               120%            106%           161%


(a) The expense ratios include equity swap contract interest expense.